UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 28, 2017
Date of report (Date of earliest event reported)
_____________________________
TERRAVIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________________________

Delaware	001-35189	33-1077078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

225 Gateway Boulevard South San Francisco, CA 94080
(Address of Principal Executive Offices)

94080
(Zip Code)

(650) 780-4777
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 2, 2017, TerraVia Holdings, Inc. (the “Company”) received a letter (the “Delisting Notice”) from The NASDAQ Stock Market LLC (“NASDAQ”) notifying the Company that NASDAQ has determined that the Company’s common stock, par value $0.001 per share (“Common Stock”), will be delisted from The Nasdaq Stock Market. NASDAQ notified the Company that it reached this determination after reviewing the Company’s announcement on August 2, 2017 that it had filed for relief under Chapter 11 of the Bankruptcy Code in the U.S Bankruptcy Court for the District of Delaware. The Common Stock currently trades under the ticker symbol “TVIA”.

As previously disclosed, on April 7, 2017, the Company received a deficiency letter (the “April Notice”) from NASDAQ indicating that the closing bid price of the Common Stock had been below $1.00 for 30 consecutive business days and therefore did not meet the minimum requirement of NASDAQ Listing Rule 5450(a)(1) that is necessary to maintain continued listing on The Nasdaq Stock Market. In addition, on June 16, 2017, the Company received a deficiency letter (the “June Notice” and, together with the April Notice, the “Notices”) from NASDAQ indicating that the market value of the Company’s listed securities was below the minimum $50 million for 30 consecutive business days required by NASDAQ Listing Rule 5450(b)(2)(A) to maintain continued listing on The Nasdaq Capital Market. The Company was given 180 days from the date of the each of the Notices to regain compliance (October 4, 2017, in the case of the April Notice, and December 13, 2017, in the case of the June Notice). The Company continues to not be in compliance with NASDAQ Listing Rules 5450(a)(1) or 5450(b)(2)(A).

NASDAQ notified the Company in the Delisting Notice that, unless the Company requests an appeal of the delisting determination, trading of the Common Stock will be suspended at the opening of business on August 11, 2017, and NASDAQ will file a Form 25-NSE with the U.S. Securities and Exchange Commission to remove the Common Stock from listing and registration on The Nasdaq Stock Market. The Company does not plan to appeal this determination, and it accordingly anticipates that trading of the Common Stock will be suspended on August 11, 2017, and that the Common Stock will subsequently be delisted and become tradable over-the-counter.

Item 8.01	Other Events.

Effective July 28, 2017, Wells Fargo Bank, National Association (“Wells Fargo”) resigned as trustee under the Indenture, dated as of January 24, 2013, between TerraVia (f/k/a Solazyme, Inc.), as issuer, and Wells Fargo, as trustee (the “2018 Indenture” and the senior notes issued thereunder, the “2018 Notes”) and the Indenture, dated as of April 1, 2014, between TerraVia (f/k/a Solazyme, Inc.), as issuer, and Wells Fargo, as trustee (the “2019 Indenture” and the senior notes issued thereunder, the “2019 Notes”). The Company has appointed Wilmington Trust, N.A. as successor trustee under the 2018 Indenture, and has appointed GLAS Trust Company LLC as successor trustee under the 2019 Indenture. On July 28, 2017, the Company and Wells Fargo entered into a supplemental indenture to amend certain trustee eligibility requirements under the 2019 Indenture (the “Supplemental Indenture”). This description of the Supplemental Indenture is qualified in its entirety by the terms of such supplemental indenture, a copy which is filed as Exhibit 4.1 hereto and is incorporated by reference in this Item 8.01.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things, the risk factors discussed in this Current Report and in our most recent Quarterly Report on Form 10-Q as well as in other reports filed from time to time by the Company with the Securities and Exchange Commission, most of which are beyond our control. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “plan,”

“expect,” “indicate” and similar expressions are intended to identify forward-looking statements. All statements other than statements of current or historical fact contained in this Current Report are forward-looking statements. Although we believe that the forward-looking statements contained in this Current Report are based upon reasonable assumptions, the forward-looking events and circumstances discussed in this Current Report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

These forward-looking statements relate, in part, to the delisting of the Common Stock and the tradability of the Common Stock over-the-counter following such delisting and other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of July 28, 2017 between the Company and Wells Fargo Bank, National Association, as resigning trustee under the 2019 Indenture.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERRAVIA HOLDINGS, INC.
(Registrant)

Date:	August 2, 2017	By:	/s/ PAUL QUINLAN
Paul Quinlan
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of July 28, 2017 between the Company and Wells Fargo Bank, National Association, as resigning trustee under the 2019 Indenture.